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                              JOINT VENTURE AGREEMENT

     THIS JOINT VENTURE AGREEMENT (the "Agreement") is dated as of June 10, 1997 (the "Effective Date") among Quantum Magnetics, Inc., a California corporation ("QM"), Biomagnetic Technologies, Inc., a California corporation ("BTI"), and Mark S. DiIorio, Ph.D. ("DiIorio").

     WHEREAS QM and BTI have entered into that certain non-binding letter of intent dated March 27, 1997, a copy of which is attached hereto as Exhibit 1 (the "Letter of Intent"); and

     WHEREAS the Letter of Intent contemplates the formation of a new corporation, referred to herein as Magnesensors, Inc. ("MSI"), and that DiIorio will serve as President and Chief Executive Officer of MSI pursuant to an employment contract generally outlined in the Letter of Intent; and

     WHEREAS the Letter of Intent contemplates that its terms will be implemented by various agreements; and

     WHEREAS this Agreement is intended by QM, BTI, DiIorio and MSI to serve as the coordinating agreement for the implementation of the Letter of Intent, it being understood that after this Agreement is signed, the terms of this Agreement shall supersede the Letter of Intent in each and every particular;

NOW THEREFORE the parties signing below agree as follows:

1. ENTIRE AGREEMENT. This Agreement and the Exhibits attached hereto shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, including the Letter of Intent.

2. FORMATION OF MAGNESENSORS, INC. The Articles of Incorporation, attached hereto as Exhibit 2, were executed by Mark S. DiIorio as the sole incorporator of MSI who caused them to be filed with the California Secretary of State on June 5, 1997.

3. WRITTEN CONSENT ACTION OF SOLE INCORPORATOR. Immediately upon execution of this Agreement, DiIorio shall execute the form of Action by Written Consent of Sole Incorporator attached hereto as Exhibit 3 electing the following persons to the Board of Directors of MSI: D. Scott Buchanan and Herman Bergman (designated by BTI), Dale Sheets and Lowell Burnett (designated by
     QM), and Mark S. DiIorio.

4. UNANIMOUS WRITTEN CONSENT ACTION OF DIRECTORS. Each of QM, BTI and DiIorio shall use its or his best efforts to cause the five directors of MSI's Board of Directors to execute the form of Written Consent Action of Directors attached hereto as Exhibit 4.

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5.   UNANIMOUS WRITTEN CONSENT ACTION OF SHAREHOLDERS. Each of QM, BTI and
     DiIorio shall execute the Unanimous Written Consent Action of Shareholders attached hereto as Exhibit 5.

6. AGREEMENT TO ELECT DIRECTORS DESIGNATED BY QM AND BTI. So long as the parties to this Agreement own stock of MSI, they shall each use their respective best efforts to assure the election to the Board of MSI: (a) two individuals designated by BTI, (b) two individuals designated by QM, and,
     (c) so long as he remains the CEO of MSI, pursuant to the Employment Agreement attached hereto as Exhibit 8, DiIorio.

7. LOAN GUARANTY. Each of QM and BTI hereby agrees to guarantee for three years one-half of a $200,000 working capital line of credit from Silicon Valley Bank, or a comparable financial institution acceptable to the Board of Directors of MSI. The liability of QM and BTI is to be several as to one-half of the aggregate amount of the line of credit, and not joint and several. If MSI has not pursued such line of credit and caused to be presented to each of QM and BTI the requisite documents to guarantee such line of credit by December 31, 1997, then neither of QM nor BTI shall have an obligation to guarantee any such line of credit. Each of QM and BTI hereby agrees to provide such financial statements and other information as is reasonably required by the financial institution to facilitate the issuance of such a line of credit to MSI.

8. BYLAWS OF MSI. The bylaws attached hereto as Exhibit 6 shall be the bylaws of MSI.

9. BUY-SELL AGREEMENT. QM, BTI, DiIorio and MSI shall execute the Buy-Sell Agreement attached hereto as Exhibit 7.

In addition to the foregoing, immediately following execution of this Agreement, the parties agree to execute the following documents by personal execution, or by causing the appropriate corporate officers to execute, as appropriate, each of the following documents which contains a signature line for such party to this Agreement:

10. EMPLOYMENT CONTRACT FOR MARK S. DIIORIO. DiIorio and the officers of MSI shall execute the employment agreement for Mark S. DiIorio, attached hereto as Exhibit 8.

11. EMPLOYMENT CONTRACTS FOR OTHER EMPLOYEES. Other employees of MSI may include ***, ***, ***, and ***. QM agrees that if *** is employed by MSI in 1997, QM will pay for reasonable moving costs of relocating *** to San Diego County.

12. 1997 INCENTIVE STOCK OPTION PLAN. The Board of Directors and officers MSI shall adopt and ratify the 1997 Incentive Stock Option Plan in substantially the form attached as Exhibit 9, together with the form of Grant of Incentive Stock Option, form of Grant of Nonstatutory Stock Option, and form of Notice of Exercise attached thereto.

13. STOCK ISSUANCE DOCUMENTATION. Each of QM, BTI, DiIorio and MSI shall execute applicable stock issuance-related documents attached hereto as
     Exhibit 10, Exhibit 11,

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     Exhibit 12, Exhibit 13 and Exhibit 14 to effect the purchase and sale of shares of common stock of MSI to: QM (40,000 shares), BTI (40,000 shares) and DiIorio (25,000 shares).

     Each of QM, BTI and DiIorio shall pay to MSI the cash consideration set forth in its or his respective stock subscription agreement on the Effective Date.

14. SALE OF EQUIPMENT BY QM. QM shall execute the Bill of Sale to MSI attached hereto as Exhibit 15 for the equipment QM is selling, delivering and installing to or at MSI. Consideration for such sale shall be the promissory note which, along with the applicable UCC-1, both found at
     Exhibit 16, shall be executed by MSI.

15. SALE OF EQUIPMENT BY BTI. BTI shall execute the Bill of Sale to MSI attached hereto as Exhibit 17 for the equipment BTI is selling to or at MSI. Consideration for such sale shall be the promissory note which, along with the applicable UCC-1, both found at Exhibit 18, shall be executed by MSI.

16. GRANT OF PATENT ASSIGNMENTS AND LICENSES, AND TRANSFER OF KNOW HOW. Each of QM, BTI and MSI shall execute the respective Patent and Patent Application Assignments, Licenses, Sublicenses, and Know How Transfer Agreements in the forms set forth in Exhibit 19 (relating to BTI agreements) and Exhibit 20 (relating to QM agreement), respectively.

17. LICENSE OF CERTAIN INTELLECTUAL PROPERTY RIGHTS UPON ACQUISITION BY QM. If QM should ever exercise its rights under the Buy Sell Agreement (Exhibit
     7), MSI will transfer to BTI non-exclusive licenses allowing BTI to use and exploit some of the intellectual property previously transferred to MSI by BTI. The form of such conditional nonexclusive license to use and exploit such property is set forth in Exhibit 21, and shall be executed immediately after this Agreement is executed, by MSI and BTI.

18. MSI COVENANT NOT TO COMPETE AGAINST QM. MSI shall execute in favor of QM an agreement in the form attached as Exhibit 22 which obligates MSI to refrain from competing in a specified line of business.

19. MSI COVENANT NOT TO COMPETE AGAINST BTI. MSI shall execute in favor of BTI an agreement in the form attached as Exhibit 23 which obligates MSI to refrain from competing in a specified line of business.

20. QM REQUIREMENTS CONTRACT FOR HIGH-T(c) SUPERCONDUCTING RESEARCH AND DEVICES. QM and MSI shall execute a three-year agreement titled "Requirements Contract for High-T(c) Superconducting Research and Devices" in the form set forth as Exhibit 24.

21. BTI REQUIREMENTS CONTRACT FOR HIGH-T(c) SUPERCONDUCTING DEVICES DESIGN, FABRICATION AND TESTING. BTI and MSI shall execute an 18-month agreement titled "Requirements Contract for High-T(c) Superconducting Devices Design, Fabrication and Testing" in the form set forth as Exhibit 25.

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22.  REPRESENTATIONS AND WARRANTIES OF THE PARTIES. Each party represents and warrants to the other parties with respect to itself as follows:

     a. AUTHORIZATION. The execution, delivery and performance of this Agreement and all of the other documents contemplated by this Agreement, referenced herein or to be executed in connection herewith (the "Related Agreements") to which such party is a party, by such party, and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action of such party, and this Agreement when executed and delivered, shall constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with its terms, and each of the Related Agreements to which such party is a party, and upon execution and delivery by such party, will be legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

     b. NO CONFLICT WITH OTHER INSTRUMENTS OR AGREEMENTS. Neither the execution, delivery and performance of this Agreement, the Related Agreements to which such party is a party, nor the consummation of the transactions contemplated hereby or thereby, will result in a breach or violation of, or constitute a default under, such party's charter documents or any material agreement to which such party is a party, or by which it is bound or to which any of its property is subject.

23. SEVERABILITY. The provisions of this Agreement are severable and in the event that any of the provisions of this Agreement are determined to be invalid or unenforceable under any controlling body of law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

24. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its choice of law provisions, and any applicable laws of the United States. As respects the interpretation of this Agreement and each of the implementing agreements referenced in this document, this Agreement shall be interpreted in strict accordance with its terms. Each party hereto was either represented by an attorney or voluntarily waived his, her or its right to be so represented. No inference or rule of construction shall be applied to the interpretation of this Agreement relating to the party which prepared the draft Agreement, nor to the degree of any party's participation in the negotiation hereof.

25. WAIVER. The waiver by any party hereto of any right hereunder, or of a breach by any other party hereto, shall not be deemed a waiver of any other right hereunder or of any breach or failure by said or any other party, whether of a similar nature or otherwise.

26. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

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27.  DISPUTE RESOLUTION. In the event of any dispute regarding this Agreement or any implementing agreement, the parties agree to resolve the dispute pursuant to the rules of the American Arbitration Association in San Diego County pursuant to California law.


Quantum Magnetics, Inc.

By /s/ Dale Sheets                                     Dated June 10, 1997
  ----------------------------------------
Biomagnetic Technologies, Inc.

By /s/ D. Scott Buchanan                               Dated June 10, 1997
   ---------------------------------------


   /s/ Mark S. DiIorio                                 Dated June 10, 1997
   ---------------------------------------
Mark DiIorio


Agreed and Accepted:

Magnesensors, Inc.

      By  /s/ Mark S. DiIorio                          Dated June 10, 1997
       -----------------------------------

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